CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated June 1, 1998, in this Registration Statement (Form N-1A No. 333- 45959) of E.I.I. Realty Securities Trust.


                                                     /s/ERNST & YOUNG LLP
                                                        ERNST & YOUNG LLP



New York, New York
June 1, 1998